Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
We have evaluated all events or transactions that occurred after December 31, 2017. During this period, up to the filing date, we did not identify any subsequent events, other than the payment of the cash dividend disclosed in Note 10, Stockholder's Equity and Stock Incentive Plans, the effects of which would require disclosure or adjustment to our financial position or results of operations.